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                                                                  EXHIBIT 10.2.2

                      SCHEDULE OF EXECUTED LEASE AGREEMENTS
                        SHOWING MATERIAL VARIATIONS FROM
                             FORM OF LEASE AGREEMENT

                            (AS OF DECEMBER 31, 1997)

                          (Dollar Amounts in Thousands)


                                                                                          Annual
                                                                                       Percentage Rent
Hotel Location/Franchise/                                                             ------------------      Suite
-------------------------                              Commencement      Annual       First     Second       Revenue
Manager (1)                     Lessor (2) Lessee (3)     Date        Base Rent (4)   Tier (5)  Tier (6)   Breakpoint (4)
-----------                     ---------- ----------     ----        -------------   --------  --------   --------------
Dallas (Park Central), TX            --                  7/28/94          $1,477         17%         65%     $3,590

Jacksonville, FL                     --                  7/28/94             882         17%         65%      3,490

Nashville, TN                        --                  7/28/94           1,667         17%         65%      4,290

Orlando (North), FL                  --                  7/28/94           1,571         19%         65%      2,650

Orlando (South), FL                  --                  7/28/94           1,413         17%         65%      4,580

Tulsa, OK                            --                  7/28/94           1,268         19%         65%      2,770

New Orleans, LA                      --                  12/1/94           1,960         19%         65%      4,290

Flagstaff, AZ                        --                  2/15/95             570         17%         65%      1,160

Dallas (Love Field), TX (7)          --                  3/29/95           1,836         17%         65%      3,060

Boston-Marlborough, MA               --                  6/30/95             720         19%         65%        940

Corpus Christi, TX                   (8)                 7/19/95           1,000         17%         65%      1,495

Brunswick, GA                        --                  7/19/95           1,000         17%         65%      1,350

Chicago-Lombard, IL                  (9)                  8/1/95           1,900         17%         65%      3,270

Burlingame (SF Airport), CA         (10)                 11/6/95           3,147         17%         65%      3,174

Minneapolis (Airport) MN            (10)                 11/6/95           2,778         17%         65%      2,138

Minneapolis (Downtown), MN          (10)                11/15/95           1,387         17%         65%      2,091

St. Paul, MN                        (11)                11/15/95           1,085         17%         65%      3,115

Boca Raton, FL (11)                 (10)                11/15/95             654         17%         65%      1,421

Tampa (Busch Gardens), FL (11)      (10)                11/15/95             786         17%         65%      1,287

Cleveland, OH                       (10)                11/17/95           1,258         17%         65%      4,929

Anaheim, CA                         (10)                  1/3/96           1,272         17%         65%      2,062

Baton Rouge, LA                     (10)                  1/3/96           1,204         17%         65%      2,281

Birmingham, AL                      (10)                  1/3/96           1,898         17%         65%      1,273


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
                                                                                                 Annual
                                                                                              Percentage Rent
Hotel Location/Franchise/                                                                    ------------------      Suite
-------------------------                                     Commencement      Annual       First     Second       Revenue
Manager (1)                            Lessor (2) Lessee (3)     Date        Base Rent (4)   Tier (5)  Tier (6)   Breakpoint (4)
-----------                            ---------- ----------     ----        -------------   --------  --------   --------------
Deerfield Beach, FL                          (10)                1/3/96           2,163         17%        65%         2,568

Ft. Lauderdale, FL                           (10)                1/3/96           3,228         17%        65%         1,969

Miami (Airport), FL                          (10)                1/3/96           2,222         17%        65%         2,882

Milpitas, CA                                 (10)                1/3/96           2,143         17%        65%         1,402

Phoenix (Camelback), AZ                      (10)                1/3/96           2,812         17%        65%         1,428

South San Francisco (SF Airport),            (10)                1/3/96           1,876         17%        65%         3,103
CA

Piscataway, NJ                                --                 1/10/96          1,355         17%        65%         3,574

Lexington, KY (12)                            --                 1/10/96          1,149         17%        65%         2,135

Beaver Creek, CO                              --                 2/20/96            375         17%        65%         2,284

Boca Raton, FL                                --                 2/28/96          1,368         17%        65%         3,670

Los Angeles (LAX), CA                        (14)                3/27/96          1,600         17%        65%         4,130

Mandalay Beach, CA                           (10)                 5/8/96          1,927         17%        65%         2,909

Napa, CA                                     (10)                 5/8/96          1,215         17%        65%         3,145

Deerfield, IL (14)                            --        (16)     6/20/96          1,743         17%        65%         2,505

San Rafael, CA                               (18)       (16)     7/18/96          2,107         17%        65%         2,917

Parsippany, NJ                               (19)       (16)     7/31/96          2,440         17%        65%         3,930

Charlotte, NC                                (20)       (16)     9/12/96          2,200         17%        65%         3,353

Indianapolis, IN                             (21)       (16)     9/12/96          1,470         17%        65%         2,794

Atlanta (Buckhead), GA                        --        (16)    10/17/96          3,667         17%        65%         3,872

Myrtle Beach, SC                              --        (16)     12/5/96          1,963         17%        65%         6,236

San Antonio, TX                              (22)       (17)      2/1/97          1,400         17%        65%         2,474

Raleigh, NC                                  (23)       (17)      2/1/97          2,100         17%        65%         2,711

Overland Park, KS                            (24)       (17)      2/1/97          1,600         17%        65%         2,114

Secaucus, NJ                                 (25)       (17)      2/1/97          2,400         17%        65%         4,788

Kansas City, MO                              (26)       (17)      2/1/97          2,100         17%        65%         2,976

Covina, CA                                   (27)       (17)      2/1/97            900         17%        65%         3,066

Austin, TX                                   (28)       (17)      2/1/97          2,200         17%        65%         2,378

Atlanta (Perimeter Center), GA               (29)       (17)      2/1/97          2,300         17%        65%         2,949



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
                                                                                                 Annual
                                                                                              Percentage Rent
Hotel Location/Franchise/                                                                    ------------------      Suite
-------------------------                                     Commencement      Annual       First     Second       Revenue
Manager (1)                            Lessor (2) Lessee (3)     Date        Base Rent (4)   Tier (5)  Tier (6)   Breakpoint (4)
-----------                            ---------- ----------     ----        -------------   --------  --------   --------------
Bloomington, MN (12)                                  (17)       2/1/97          1,800         17%          65%          2,468

Omaha, NE (12)                                        (17)       2/1/97          1,400         17%          65%          1,703

Los Angeles (LAX North), CA                           (17)      2/18/97          1,669         17%          65%          3,176

Dana Point, CA (12)                                   (30)      2/20/97            992         17%          65%    2,211 (1997)
                                                                                                                   1,983 (1988)

Anne Arundel County                     (31)          (30)      3/20/97 (33)     1,900         17%          65%          2,536
(BWI), MD (12)

Troy, MI (12)                           (32)          (30)      3/20/97 (33)     2,100         17%          65%          1,936

Austin, TX (12)                         (32)          (30)      3/20/97 (33)     1,900         17%          65%          1,961

San Antonio, TX                         (34)          (17)      5/16/97          1,773         17%          65%          3,640

Nashville, TN                                         (35)      6/05/97            900         17%          65%          1,585

Dallas (Market Center), TX                            (17)      6/30/97          2,300         17%          65%          2,896

Syracuse, NY                                          (17)      6/30/97          1,400         17%          65%          3,245

Atlanta (Galleria), GA (33) (37)                      (36)      6/30/97          2,155         17%          65%          3,777

College Park (Atlanta Airport),                       (36)      6/30/97          2,426         17%          65%          5,033
GA (33) (40)

Dallas (Park Central), TX (32)                        (36)      6/30/97          5,091         17%          65%          6,490
(40)

Rosemont (O'Hare Airport), IL                         (36)      6/30/97          3,522         17%          65%          2,760
(33) (37)

Phoenix (Crescent), AZ (32) (40)                      (36)      6/30/97          2,908         17%          65%          6,218

Durham, NC (11)                                       (35)      7/28/97          1,700         17%          65%          1,900

Lake Buena Vista, FL (11)                             (35)      7/28/97          2,900         17%          65%          2,272

Tampa (Rocky Point), FL (11)                          (35)      7/28/97          1,700         17%          65%          1,939

Philadelphia Society Hill, PA (33)      (38)          (36)      9/30/97          3,834         17%          65%          5,220

Burlington, VT (40)                      (2)          (39)      12/4/97          2,252         17%          65%          3,181

Dayton, OH (12)                          (2)          (35)     12/30/97            797         17%          65%          1,331


--------------------

     (1) Unless otherwise noted, the hotels under each Lease Agreement are operated as Embassy Suites(R) Hotels


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          under a commitment or license agreement with Promus Hotels, Inc., and the Manager as defined in each Lease Agreement is Promus Hotels, Inc. or an affiliate thereof.

     (2) Unless otherwise noted, Lessor as defined in each Lease Agreement is FelCor Suites Limited Partnership ("Partnership").

     (3) Unless otherwise noted, Lessee as defined in each Lease Agreement is DJONT Operations, L.L.C., a Delaware limited liability company.

     (4) The amount shown represents the amount set forth in each Lease Agreement as the annual Base Rent and the threshold suite revenue amount. Both of these amounts are subject to adjustment for changes in the consumer price index and may not represent the actual amount currently required under each Lease Agreement.

     (5) Represents percentage of suite revenue payable as Percentage Rent up to suite revenue breakpoint.

     (6) Represents percentage of suite revenue payable as Percentage Rent in excess of suite revenue breakpoint.

     (7) The Manager as defined in this Lease Agreement is American General Hospitality, Inc.

     (8)  The Lessee is FCOAM Inc.

     (9) The Lessor as defined in this Lease Agreement is Embassy/GACL Lombard Venture, a joint venture between the Partnership and Promus Hotels, Inc.

     (10) The Lessor as defined in these Lease Agreements is FelCor/CSS Holdings, L.P., of which the Partnership is a 99% limited partner.

     (11) The Lessor as defined in this Lease Agreement is FelCor/St. Paul Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

     (12) The hotels under these Lease Agreements are operated as Doubletree Guest Suites(R) Hotels; the Manager as defined in these Lease Agreements is DT Management, Inc.

     (13) The hotel under this Lease Agreement is operated as a Hilton Suites(R) Hotel under a franchise or license agreement with Hilton Inns, Inc., and the Manager as defined in this Lease Agreement is American General Hospitality, Inc.

     (14) The Lessor as defined in this Lease Agreement is Los Angeles International Airport Hotel Associates, a limited partnership of which the Partnership is the sole general partner and of which the Partnership has an approximate 97 % partnership interest.

     (15) The Manager as defined in this Lease Agreement is Coastal Hotel Group, Inc.

     (16) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company, pursuant to an assignment of the applicable Lease Agreement from DJONT Operations, L.L.C.

     (17) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company.

     (18) The Lessor as defined in this Lease Agreement is MHV Joint Venture, a joint venture between the Partnership and Promus Hotels, Inc.

     (19) The Lessor as defined in this Lease Agreement is Embassy/Shaw Parsippany Venture, a joint venture between the Partnership and Promus Hotels, Inc.

     (20) The Lessor as defined in this Lease Agreement is E.S. Charlotte, a Minnesota limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.


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



     (21) The Lessor as defined in this Lease Agreement is E.S. North, a Indiana Limited Partnership, an Indiana limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company, owns a 1% general partner interest.

     (22) The Lessor as defined in this Lease Agreement is EPT San Antonio Limited Partnership, of which the Partnership owns 49% and FelCor Eight Hotels, L.L.C. ("FelCor Eight") owns 1%.

     (23) The Lessor as defined in this Lease Agreement is EPT Raleigh Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

     (24) The Lessor as defined in this Lease Agreement is EPT Overland Park Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

     (25) The Lessor as defined in this Lease Agreement is EPT Meadowlands Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

     (26) The Lessor as defined in this Lease Agreement is EPT Kansas City Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

     (27) The Lessor as defined in this Lease Agreement is EPT Covina Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

     (28) The Lessor as defined in this Lease Agreement is EPT Austin Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

     (29) The Lessor as defined in this Lease Agreement is EPT Atlanta-Perimeter Center Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns 1%.

     (30) The Lessee as defined in the Lease Agreement for this hotel is FCH/DT Leasing, L.L.C., a Delaware limited liability company.

     (31) The Lessor as defined in the Lease Agreement is FCH/DT BWI Holdings, L.P., a Delaware limited partnership.

     (32) The Lessor as defined in these Lease Agreements is FCH/DT Holdings, L.P., a Delaware limited partnership.

     (33) The Lease is for a term of 15 years and contains an automatic renewal provision, pursuant to which the Lease shall be extended for an additional five-year term if the corresponding Management Agreement is extended pursuant to the terms thereof for an additional five-year period.

     (34) The Lessor is Promus/FelCor San Antonio Venture, a Texas general partnership.

     (35) The Lessee is FCH/DT Leasing II, L.L.C., a Delaware limited liability company.

     (36) The Lessee is FCH/SH Leasing, L.L.C., a Delaware limited liability company.

     (37) The hotel under this Lease Agreement is operated as a Sheraton Suites Hotel.

     (38) The Lessor is FCH/Society Hill, L.P., a Pennsylvania limited partnership.

     (39) The Lessee is FCH/SH Leasing II, L.L.C., A Delaware limited liability company.

     (40) The hotel under this Lease Agreement is operated as a Sheraton(R)
          Hotel.





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